UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 28, 2004


                      SmartServ Online, Inc.
      ------------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)


               Delaware                    0-28008               13-3750708
-------------------------------          -----------          ----------------
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
  Incorporation or Organization)         File Number)        Identification No.)



2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania             19462
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition of Assets
-----------------------------

     On February 28, 2004, SmartServ Online, Inc. (the "Company") acquired all of the stock of nReach, Inc. ("nReach") from the nReach shareholders for a purchase price consisting of 500,000 shares of the Company's common stock. In addition, the Company has assumed up to $100,000 of nReach's obligations and the nReach shareholders may also earn up to 916,667 additional shares of the Company's common stock in the event the Company reaches certain revenue targets within the next five fiscal quarters. The purchase price was determined through negotiations between nReach and the Company taking into account various factors including, without limitation, historical revenues, nReach's entertainment-based mobile content products and the marketing and channel arrangements for such products. The Company obtained the cash portion necessary to cover its assumption of up to $100,000 of nReach's obligations from the proceeds of its recently completed equity financing. The Company issued a press release dated March 2, 2004 announcing the closing of such acquisition.

     In addition, under the terms of the acquisition agreement the Company is obligated to include the initial shares and any such additional shares of common stock issued to the nReach shareholders in a registration statement filed with the Securities and Exchange Commission to the extent such shares are not eligible for resale pursuant to Rule 144.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)  Financial Statements of Business Acquired

     The Company is in the process of obtaining and will file with the Commission as soon as possible (but in no event later than 70 days from the date hereof) all financial statements required to be disclosed as a result of the acquisition of nReach.

(b)  ProForma Financial Information

     The Company is in the process of preparing and will file with the Commission as soon as possible (but in no event later than 70 days from the date hereof) all pro forma financial information required to be disclosed by Article 11 of Regulation S-X as a result of the acquisition of nReach.

(c)  Exhibits

     The following exhibits are filed herewith:

     Exhibit 10.1 Reorganization and Stock Purchase Agreement dated as of January 29, 2004 by and among nReach, the Company and the shareholders of nReach set forth on Schedule A thereto.

     Exhibit 99.1   Press Release of the Company dated March 2, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SMARTSERV ONLINE, INC.



Dated:  March 4, 2004                   By: /s/ Robert M. Pons
                                           -------------------------------------
                                           Robert M. Pons,
                                           Chief Executive Officer

                                  EXHIBIT INDEX


       Exhibit No.             Description
       -----------             -----------

       Exhibit 99.1            Press Release of the Company dated March 2, 2004.

       Exhibit 10.1 Reorganization and Stock Purchase Agreement dated as of January 29, 2004 by and among nReach, the Company and the shareholders of nReach set forth on Schedule A thereto.